EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                         /s/ Alan L. Wurtzel
                                                         Alan L. Wurtzel

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                          /s/ Richard N. Cooper
                                                          Richard N. Cooper

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                        /s/ Barbara S. Feigin
                                                        Barbara S. Feigin

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                    /s/ Theodore D. Nierenberg
                                                    Theodore D. Nierenberg

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                         /s/ Edward Villanueva
                                                         Edward Villanueva

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to (i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                     /s/ Michael T. Chalifoux
                                                     Michael T. Chalifoux

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.




                                                        /s/ Hugh G. Robinson
                                                        Hugh G. Robinson

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorney-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to
(i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                       /s/ Mikael Salovaara
                                                       Mikael Salovaara

                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux his attorney-in-fact, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to (i) the registration of 500,000 shares of CarMax Group Common Stock as designated in the Amended and Restated Articles of Incorporation of the Company ("CarMax Stock") for purchase under the Company's Employee Stock Purchase Plan for CarMax Group Employees (the "CarMax Plan"); (ii) the registration of an equal number of rights to purchase preferred shares, Series F ("Rights") to be attached to the shares of CarMax Stock registered for the CarMax Plan; (iii) the registration of 5,700,000 shares of CarMax Stock to be offered under the Company's 1994 Stock Incentive Plan, as amended (the "1994 Plan"); (iv) the registration of an equal number of related Rights to be attached to the shares of CarMax Stock registered for the 1994 Plan; and (v) the registration of up to an equal number of options relating to the shares of CarMax Stock and related Rights to be registered in connection with the 1994 Plan; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 20th day of February, 1997.



                                                         /s/ Richard L. Sharp
                                                         Richard L. Sharp